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     SUPPLEMENT NO. 1 dated October 9, 2002

TO   PROSPECTUS dated June 29, 2002

FOR  STATE STREET RESEARCH STRATEGIC INCOME FUND
     A SERIES OF STATE STREET RESEARCH SECURITIES TRUST

     PROPOSED REORGANIZATION

     The Board of Trustees of State Street Research Securities Trust has approved an Agreement and Plan of Reorganization between the State Street Research Strategic Income Fund and the State Street Research High Income Fund, a series of State Street Research Income Trust. A Special Meeting of Shareholders of the Strategic Income Fund has been tentatively scheduled for March 2003. At this meeting, shareholders will be asked to consider and approve the Agreement and Plan of Reorganization between the fund and the State Street Research High Income Fund.

     The investment objective and policies of the High Income Fund are similar to those of the Strategic Income Fund. However, there are some important differences between the two funds; the most significant is that the High Income Fund is required to invest a minimum of 80% of its assets in lower quality securities, while the Strategic Income Fund may invest only up to 60% of its assets in lower quality securities.

     If the proposed reorganization is approved by shareholders of the Strategic Income Fund and the High Income Fund, the High Income Fund would acquire substantially all of the assets and liabilities of the Strategic Income Fund. In exchange, shareholders of the Strategic Income Fund would receive shares of the corresponding classes of the High Income Fund with an aggregate value equivalent to the aggregate net asset value of their Strategic Income Fund shares at the time of the transaction.

     The Board of Trustees determined that, if the requisite shareholder approval of the proposed reorganization is not obtained, the Strategic Income Fund should be terminated and its assets distributed to shareholders in liquidation of the fund. The liquidation would take place promptly after it was deter-

     [STATE STREET RESEARCH LOGO]


                                                                    SI-6696-1002
                                                 Control Number: (exp0903)SSR-LD

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     mined that the reorganization was not approved by shareholders. In the event of a liquidation, the fund would sell all of its portfolio securities and distribute its net assets to shareholders in cash, pro rata in accordance with their holdings. Any shares of the fund outstanding on the date of liquidation would be automatically redeemed on that date.

     SUSPENSION OF SALES

     On and after October 22, 2002, the Strategic Income Fund will only offer shares to existing shareholders through reinvestment of dividends and distributions, new investments and exchanges.

     OTHER ALTERNATIVES

     At any time prior to the Strategic Income Fund's reorganization or termination, shareholders may redeem their shares of the fund and receive the net asset value thereof, pursuant to the procedures set forth under "Buying and Selling Shares" in the fund's Prospectus. Shareholders may also exchange their shares of the fund for shares of the same class of other State Street Research funds, as described under "Buying and Selling Shares" in the fund's Prospectus.

     U.S. FEDERAL INCOME TAX MATTERS

     The proposed reorganization of the Strategic Income Fund is expected to be a tax-free reorganization. However, in the event the fund is liquidated the automatic redemption of shares of the fund would generally be treated as any other redemption of shares, I.E., as a sale that may result in a gain or loss for federal income tax purposes. See "Distributions and Taxes" in the fund's Prospectus. In light of the proposed reorganization of the fund, shareholders should consult their tax advisers regarding the tax treatment applicable to the possible redemption of shares of the fund for federal income tax purposes and also regarding possible state and local tax consequences.